                                                               EXHIBIT 10.1.4(c)





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                               SECOND AMENDMENT TO
                        SUPPORTING ASSETS SUBLEASE NO. 2

                           dated as of October 3, 1989

                                 by and between

                     THE CITIZENS AND SOUTHERN NATIONAL BANK
                         a national banking association,
                    not in its individual capacity but solely
                                as Owner Trustee
                          under Trust Agreement No. 2,
                            dated December 30, 1985,
                          as amended and supplemented,
                         with Ford Motor Credit Company,

                                             as Sublessor

                                       and

                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                          & TRANSMISSION CORPORATION),

                                             as Sublessee





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            Undivided Interest in Plant Robert W. Scherer Unit No. 2
                  818 MW, Nominally Rated, Coal-Fired Electric
                Generating Unit Located in Monroe County, Georgia

--------------------------------------------------------------------------------

         SECOND AMENDMENT TO SUPPORTING ASSETS SUBLEASE NO. 2, dated as of October 3, 1989 (the "Second Amendment"; capitalized terms used herein being defined as provided in Section 1 of the Supporting Assets Sublease, as hereinafter defined), is by and between THE CITIZENS AND SOUTHERN NATIONAL BANK, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement referred to on the cover page hereof with the party referred to on the cover page hereof, as Sublessor ("Sublessor"), and OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), as Sublessee ("Sublessee").

                                    RECITALS:

         a. Pursuant to that certain Trust Supplement No. 2, dated as of October 7, 1986, to Trust Agreement No. 2, dated December 30, 1985, by and among Ford Motor Credit Company, Wilmington Trust Company, William J. Wade, and Sublessor, Sublessor has been appointed as an Owner Trustee and has accepted the trust created thereby, and Sublessor, as an Owner Trustee, has become a party to that certain Supporting Assets Sublease No. 2, dated December 30, 1985, recorded in the Office of the Clerk of the Superior Court of Monroe County, Georgia in Volume 207, Page 214, as amended by that certain First Amendment to the Supporting Assets Sublease No. 2, dated November 19, 1987, and recorded in the aforesaid records in Volume 254, Page 222 (as amended, the "Supporting Assets Sublease").

         b. Pursuant to that certain Plant Robert W. Scherer Units Numbers One and Two Purchase and Ownership Participation Agreement, dated as of May 15, 1980, by and among Sublessee, Georgia Power Company ("Georgia Power"), the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, as amended (the "Units Agreement"), Sublessee is required to convey a portion of its undivided interest in the Plant Scherer Common Facilities (as that term is defined in Section 1(d) of the Units Agreement) to Georgia Power, which is obligated to acquire such undivided interest.

         c. Pursuant to Section 2 of the Supporting Assets Sublease, Sublessee and Sublessor have agreed to reduce the Leasehold Estate (as that term is defined in the Supporting Assets Sublease) in connection with such conveyance.

         d. Schedule 5 to the Supporting Assets Sublease, due to a scrivener's error, contains an incorrect percentage interest (which is referred to in the definition of Leasehold Estate) and the parties hereto wish to correct such scrivener's error.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessee and Sublessor hereby amend the Supporting Assets Sublease as follows:

                  (1) The definition of "Leasehold Estate" from and after the date of this Second Amendment is hereby amended by deleting the following portion thereof: "(iii) OPC's undivided twenty-seven and two hundred twenty-five thousandths percent (27.225%) interest in the Global Common Facilities," and replacing it with the following: "(iii) OPC's undivided fifteen percent (15%) interest in the Global Common Facilities." In connection therewith, Sublessee hereby releases, discharges, remises and quitclaims unto Sublessor any interest in the undivided twelve and two hundred twenty-five thousandths percent (12.225%) interest in the Global Common Facilities formerly held by Sublessee under the Supporting Assets Sublease and released hereunder.

                  (2) The Percentage Interest shown on Schedule 5 to the Supporting Assets Sublease is hereby amended, as of December 30, 1985, by deleting "(20.2531645/.06)%" and replacing it with the following:
"(20.2531645/0.6)%."

                  (3) Except as expressly amended hereby, the Supporting Assets Sublease and all terms and conditions thereof shall continue in full force and effect, unmodified and unchanged. From and after the date hereof, the Supporting Assets Sublease and all references thereto shall mean and include the Supporting Assets Sublease as amended by this Second Amendment.

         This Second Amendment may be executed in any number of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed under seal by their respective officers thereunto duly authorized as of the day and year hereinafter written.

                                   SUBLESSOR:

                                   THE CITIZENS AND SOUTHERN
                                   NATIONAL BANK, a national banking
                                   association, not in its individual
                                   capacity but solely as Owner Trustee
                                   under the Trust Agreement referred to
                                   on the cover page hereof

Signed, sealed and delivered
in the presence of:                By:   /s/  Joe D. Deadwyler
                                      -----------------------------------
                                      Name:     Joe D. Deadwyler
                                      Title:    Vice President
     /s/  A. Street
---------------------------
Unofficial Witness

    /s/  William D. Whipple
---------------------------
Notary Public                      Attest:    /s/  S. Adams
                                          -------------------------------
                                          Name:   Susan L. Adams
My commission expires:                    Title:  Vice President
   December 6, 1991
---------------------------

       [NOTARY SEAL]                      [BANK SEAL]

Executed by the above Notary
Public on this 27th day of
September, 1989.




                       [Signatures Continued on Next Page]

                    [Signatures Continued From Previous Page]

                                   SUBLESSEE:

                                   OGLETHORPE POWER CORPORATION (AN
                                   ELECTRIC MEMBERSHIP GENERATION &
                                   TRANSMISSION CORPORATION)

Signed, sealed and delivered
in the presence of:                By:   /s/  F. F. Stacy
                                      ----------------------------------------
                                      Name:  F. F. Stacy
   /s/  Alan J. Lowenthal             Title: President & Chief Executive Officer
----------------------------
Unofficial Witness

   /s/  Sharon Webster
----------------------------
Notary Public                      Attest:    /s/  John S. Dean, Sr.
                                          ------------------------------------
                                            Name:   John  S. Dean, Sr.
My commission expires:                      Title:  Secretary Treasurer
   December 30, 1991
----------------------------

       [NOTARY SEAL]                                     [BANK SEAL]

Executed by the above Notary
Public on this 2nd day of
October, 1989.

                          SCHEDULE TO EXHIBIT 10.1.4(C)

              Second Amendment to Supporting Assets Sublease No. 2


         The following table sets forth the differences found in three substantially identical Second Amendments to Supporting Assets Subleases, each dated as of the same date as the above lease. Paragraph a of the Recitals, in each respective Second Amendment to Supporting Assets Sublease, contains recording information for its original Supporting Assets Lease, dated as of December 30, 1985 and its First Amendment to Supporting Assets Sublease, dated as of November 19, 1987, all filed with the Office of the Clerk of the Superior Court of Monroe County, Georgia.


                                                                        Recording Information
                                                                        ---------------------

                                                             Supporting           First Amendment to
   Agreement No.        Owner Participant                  Assets Sublease      Supporting Assets Sublease
   -------------        -----------------                  ---------------      --------------------------


     1             IBM Credit Financing Corporation       Vol. 207,Pg. 108            Vol. 254, Pg. 218

     3             Chrysler Capital Corporation           Vol. 207,Pg. 320            Vol. 254, Pg. 226

     4             HEI Investment Corp.                   Vol. 208,Pg. 76             Vol. 254, Pg. 230



         Except as noted above, the only additional difference between Second Amendment to Supporting Assets Sublease No. 2 and the other three Second Amendments to Supporting Assets Subleases is that Second Amendment to Supporting Assets Sublease No. 2 has two additional paragraphs as set forth below:

         d. Schedule 5 to the Supporting Assets Sublease, due to a scrivener's error, contains an incorrect percentage interest (which is referred to in the definition of Leasehold Estate) and the parties hereto wish to correct such scrivener's error.

                  (2) The Percentage Interest shown on Schedule 5 to the Supporting Assets Sublease is hereby amended, as of December 30, 1985, by deleting "(20.2531645/.06)%" and replacing it with the following:
"(20.2531645/0.6)%".